MEMORANDUM

DATE:	June 16, 2005

TO:	Division of Corporation Finance

Securities and Exchange Commission

FROM:	GlobalSantaFe Corporation

Global Marine Inc.

RE:	GlobalSantaFe Corporation Schedule TO-I, 0005-59997, filed May 25, 2005

Global Marine Inc. Schedule TO-I, 005-15659, filed May 26, 2005

Both filings made by GlobalSantaFe Corporation and Global Marine Inc.

This memorandum provides a response to comments of the staff of the Division of Corporation Finance dated June 7, 2005 with regard to the Schedule TO-I filings referenced above. Our response utilizes the same captions contained in the staff’s June 7, 2005 letter to J. David Kirkland, Jr. of Baker Botts L.L.P., our outside counsel, and corresponds to the number assigned in the staff’s letter. For your convenience, our response is prefaced by the staff’s comment in bold text.

We respectfully request that the Staff review the amendment to the Schedule TO filed contemporaneously herewith and our response at its earliest convenience. Please advise us as of any further comments as soon as possible. In addition, in response to the Staff’s request, we hereby acknowledge that:

•	the issuer is responsible for the adequacy and accuracy of the disclosure in the filings;

•	staff comments or changes to disclosure in response to staff comments in the filings reviewed by the staff do not foreclose the Commission from taking any action with respect to the filing; and

•	the issuer may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Right of Withdrawal, page 7

1.	Here and in the corresponding summary section, disclose that tendering debenture holders also have withdrawal rights after the expiration of forty business days from the date this exchange offer commenced, if the tendered debentures have not yet been accepted for payment. See Rule 13e-4(f)(2)(ii).

Response: Under the indenture governing the debentures, Global Marine is required to deposit an amount of cash with the trustee on June 24, 2005 sufficient for payment of all debentures that have been tendered. It would be an event of default under the indenture if Global Marine did not satisfy its obligation to pay for the tendered debentures at that time. Accordingly, in our view it seems unlikely that the availability of withdrawal rights beginning on July 22, 2005 (40 business days after commencement of the offer) under Rule 13e-4, will be of relevance in this case. Nonetheless, the Schedule TO-I has been amended by adding the disclosure set forth below to Items 1 and 4 of the Schedule TO-I in response to this comment:

“You may also withdraw previously surrendered Debentures at any time after 12:01 a.m., New York City time, on Friday, July 22, 2005, the expiration of 40 business days from the date the Option commenced, if your Debentures have not yet been accepted for payment by Global Marine.”

2